10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period January 1, 2003 through December 31, 2003.

Fund

Evergreen VA High Income Fund

Security

Ameripath

Advisor

EIMCO

Transaction

 Date

3/13/2004

Cost

$20,000

Offering Purchase

0.010%

Broker

Credit Suisse First Boston Corp.
Underwriting
Syndicate
Members
Credit Suisse First Boston Corp.
Deutsche Bank Securities
Wachovia Securities, Inc.

Fund

Evergreen VA High Income Fund

Security

Western Wireless Corp

Advisor

EIMCO

Transaction

 Date

7/11/2003

Cost

$130,000

Offering Purchase
0.022%
Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.


Fund

Evergreen VA High Income Fund

Security

IMAX Corp

Advisor

EIMCO

Transaction

 Date

11/19/2003

Cost

$300,000

Offering Purchase

0.188%

Broker

Credit Suisse First Boston LLC
Underwriting
Syndicate
Members
Credit Suisse First Boston LLC
Jefferies & Company, Inc.
Wachovia Capital Markets, LLC
U.S. Bancorp Piper Jaffray

Fund

Evergreen VA Growth & Income Fund

Security

Oneok Inc.
Advisor

EIMCO

Transaction

 Date

1/23/2003

Cost

$85,950

Offering Purchase

0.042%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
Banc of America Securities LLC
UBS Warburg LLC
Wachovia Securities, Inc.
A.G. Edwards & Sons, Inc.

Fund

Evergreen VA Growth & Income Fund

Security

Watson Pharmaceuticals, Inc.
Advisor

EIMCO

Transaction

 Date

3/4/2003

Cost

$43,000

Offering Purchase
0.009%
------
Broker
Morgan Stanley & Co.
Underwriting
Syndicate
Members
Lehman Brothers, Inc.
Morgan Stanley & Co.
CIBC World Markets Corp.
Wachovia Securities, Inc.
Banc of America Securities LLC

Fund

Evergreen VA Strategic Income Fund

Security

Remington Arms Inc.
Advisor

EIMCO

Transaction

 Date

1/17/2003

Cost

$125,000

Offering Purchase

0.063%

Broker

Credit Suisse First Boston Corp.
Underwriting
Syndicate
Members
Credit Suisse First Boston Corp.
Goldman, Sachs & Co.
Wachovia Securities, Inc.

Fund

Evergreen VA Strategic Income Fund

Security

Ameripath

Advisor

EIMCO

Transaction

 Date

3/13/2003

Cost

$60,000

Offering Purchase

0.029%

Broker

Credit Suisse First Boston Corp.
Underwriting
Syndicate
Members
Credit Suisse First Boston Corp.
Deutsche Bank Securities
Wachovia Securities, Inc.

Fund

Evergreen VA Strategic Income Fund

Security

Peabody Energy Corp.
Advisor

EIMCO

Transaction

 Date

3/14/2003

Cost

$60,000

Offering Purchase
0.012%
------
Broker
Lehman Brothers Inc.
Underwriting
Syndicate
Members
Morgan Stanley & Co.
Wachovia Securities, Inc.
Fleet Securities, Inc.
BMO Nesbitt Burns

Fund

Evergreen VA Strategic Income Fund

Security

Universal City Development Partners, Ltd.
Advisor

EIMCO

Transaction

 Date

3/21/2003

Cost

$148,251

Offering Purchase

0.030%

Broker

J.P. Morgan Securities, Inc.
Underwriting
Syndicate
Members
J.P. Morgan Securities, Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corp.
Scotia Capital
Wachovia Securities, Inc.

Fund

Evergreen VA Strategic Income Fund

Security

Western Wireless Corp

Advisor

EIMCO

Transaction

 Date

7/11/2003

Cost

$85,000

Offering Purchase
0.014%
------
Broker
Goldman, Sachs, & Co.
Underwriting
Syndicate
Members
Goldman, Sachs, & Co.
J.P. Morgan Securities, Inc.
Wachovia Securities, Inc.

Fund

Evergreen VA Strategic Income Fund

Security

Cincinnati Bell Inc.
Advisor

EIMCO

Transaction

 Date

10/31/2003

Cost

$200,000

Offering Purchase

0.037%

Broker

Bank of America Securities LLC
Underwriting
Syndicate
Members
Bank of America Securities LLC
Credit Suisse First Boston LLC
Goldman, Sachs, & Co.
Wachovia Capital Markets, LLC
Lehman Brothers

Fund

Evergreen VA Strategic Income Fund

Security

IMAX Corp.
Advisor

EIMCO

Transaction

 Date

11/19/2003

Cost

$200,000

Offering Purchase

0.125%

Broker

Credit Suisse First Boston LLC
Underwriting
Syndicate
Members
Credit Suisse First Boston LLC
Jeffries & Company, Inc.
Wachovia Capital Markets, LLC
U.S. Bancorp Piper Jaffray


Fund

Evergreen VA High Income Fund

Security

Peabody Energy Corp

Advisor

EIMCO

Transaction

 Date

3/14/2003

Cost

$20,000

Offering Purchase
0.004%
------
Broker
Lehman Brothers Inc.
Underwriting
Syndicate
Members
Morgan Stanley & Co.
Fleet Securities, Inc.
Wachovia Securities, Inc.
BMO Nesbitt Burns

Fund

Evergreen VA High Income Fund

Security

Universal City Development Partners, Ltd.
Advisor

EIMCO

Transaction

 Date

3/21/2003

Cost

$98,834

Offering Purchase

0.020%

Broker

J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.
Scotia Capital
Credit Suisse First Boston Corp